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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2001




                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
               (Exact Name of registrant specified in its charter)


United States                        333-60994                      22-2382028
-------------                        ---------                      ----------
(State or other Jurisdiction of      (Commission File Number)       (I.R.S. employer Identification No.)
Incorporation)


                           200 White Clay Center Drive
                             Newark, Delaware 19711
                    (Address of principal executive offices)
                    ----------------------------------------
                  Registrant's telephone number: (302) 575-5000



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Item 5.  Other Events

                  On July 19, 2001, the opinion of counsel to Chase Manhattan Auto Owner Trust 2001-A (the "Trust") regarding the tax status of the Trust, dated as of July 19, 2001 (the "Opinion"), was delivered by Simpson Thacher & Bartlett to Chase Manhattan Bank USA, National Association.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

                  Exhibits

                   8.2 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of July 19, 2001.

                  23.4 Consent of Simpson Thacher & Bartlett (included as part of Exhibit 8.2)










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                  ----------------------------------------------
                                  (Registrant)


                                  By: /s/ Keith Schuck
                                     -----------------------
                                  Name:   Keith Schuck
                                  Title:  Senior Vice President


Date:  July 19, 2001


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                                INDEX TO EXHIBITS



Exhibit Number              Exhibit
--------------              -------

8.2 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of July 19, 2001.

23.4 Consent of Simpson Thacher & Bartlett (included as part of Exhibit 8.2)